                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                               -------------------

                                   FORM 8-K/A
                                 Amendment No. 2

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                               ------------------
      Date of Report (Date of earliest event reported):  November 3, 1993
                               -------------------

                           NETWORK SYSTEMS CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


     DELAWARE                           0-9691              41-1231031
     --------                           ------              ----------
(State of Incorporation)      (Commission File Number)   (I.R.S. Employer
                                                         Identification No.)


             7600 BOONE AVENUE NORTH, MINNEAPOLIS, MINNESOTA  55428
               ------------------------------------------------------
               (Address of principal executive offices)     (zip code)


       Registrant's telephone number, including area code:  (612) 424-4888
                                                            --------------



               -------------------------------------------------

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


B.   PRO FORMA FINANCIAL INFORMATION.

     Unaudited condensed consolidated pro forma financial statements consisting of a balance sheet as of September 30, 1993 and statements of operations for the year ended December 31, 1992 and for the nine months ended September 30, 1993.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 6, 1995                 NETWORK SYSTEMS CORPORATION
                                        (Registrant)

                                        By  /s/ Malcom D. Reid
                                           -------------------------------
                                           Malcolm D. Reid,
                                           Vice President, Secretary
                                           and General Counsel

                                                                       Item 7(b)

                         PRO FORMA FINANCIAL INFORMATION


The following unaudited pro forma condensed consolidated balance sheet and condensed consolidated statements of operations of Network Systems Corporation ("Network") and Bytex Corporation ("Bytex") (collectively, "the Pro Forma Statements") were prepared to illustrate the estimated effects of the acquisition by Network of all the outstanding common shares of Bytex at $6.80 per share, for balance sheet purposes as of September 30, 1993, and for purposes of the statements of operations as of January 1, 1992. The statements of operations reflect the combined revenues and expenses of Network and Bytex. There were no intercompany transactions for the periods presented. The pro forma statements of operations reflect the recurring items which are directly at tributable to the acquisition, such as amortization of intangible assets, reduction of interest income, reduction in payroll costs for positions eliminated as a result of the merger, and the related tax effects thereof. The Pro Forma Statements do not purport to represent what the companies' financial position or results of operations would have been if the acquisition had occurred on the date or at the beginning of the periods indicated or to project the companies' financial position or results of operations for any future date or period.

The pro forma adjustments are based upon available information and upon certain assumptions that Network believes are reasonable in the circumstances. The purchase price has been allocated to the acquired assets and liabilities based on a preliminary determination of their respective fair values. The Pro Forma Statements and accompanying notes should be read in conjunction with the respective historical consolidated financial statements of Network and Bytex, including the notes thereto.

NETWORK SYSTEMS CORPORATION
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
AS OF SEPTEMBER 30, 1993
(in Thousands)



                                                     Network
                                                     Systems         Bytex
                                                   Corporation    Corporation    Adjustments    Pro Forma
                                                   -----------    -----------   ------------    ---------


ASSETS
Current Assets
  Cash and short-term investments                   $ 23,381        $ 2,916    $(13,491) (a)   $ 12,806
  Marketable securities                               20,011          7,251     (13,987) (a)     13,275
  Accounts receivable, net                            53,776          8,098                      61,874
  Interest and other receivables                       3,325                                      3,325
  Inventories                                         21,065          8,663                      29,728
  Other assets                                        11,816          1,344                      13,160
                                                     -------        -------      ------     -----------
    Total current assets                             133,374         28,272     (27,478)        134,168

Property, plant, and equipment, at cost               94,923         18,097     (12,893)(c)     100,127
Less accumulated depreciation                         58,602         12,893     (12,893)(c)      58,602
                                                      ------         ------     --------    -----------
    Net property, plant, and equipment                36,321          5,204           0          41,525

Other assets
  Marketable securities                               27,522                    (14,120)(a)      13,402
  Software development, net                            4,383                                      4,383
  Income tax deposits, including interest             39,251                                     39,251
  Other assets                                        43,372          1,517      47,121 (a)      62,217
                                                                                (29,793)(b)
                                                     -------        -------      ------     -----------
    Total other assets                               114,528          1,517       3,208         119,253
                                                     -------        -------      ------     -----------
                                                    $284,223        $34,993    $(24,270)       $294,946
                                                     -------        -------      ------     -----------
                                                     -------        -------      ------     -----------


LIABILITIES AND STOCKHOLDERS'EQUITY
Current liabilities
  Accounts payable                                  $  3,495        $ 1,913    $               $  5,408
  Accrued liabilities                                 28,907          3,287       1,694 (a)      47,890
                                                                                 14,002 (d)
  Income taxes payable                                   447                     (5,320)(d)      (4,873)
  Deferred revenue                                     2,000                                      2,000
                                                     -------        -------      ------     -----------
    Total current liabilities                         34,849          5,200      10,376          50,425

Long-term debt                                         1,000                                      1,000
Deferred compensation                                 11,348                                     11,348
Deferred income taxes                                  4,130                                      4,130
Other long-term liabilities                            4,342                      2,413 (a)       6,755

STOCKHOLDERS'EQUITY
  Common stock                                           594            634        (634)(b)         594
  Additional paid-in capital                         109,769         20,001       1,416 (a)     111,185
                                                                                (20,001)(b)
  Retained earnings                                  120,188          9,403      (9,403 (b)     111,506
                                                                                 (8,682)(d)
  Cumulative translation adjustment                   (1,997)          (132)        132 (b)      (1,997)
  Treasury stock, at cost                                              (113)        113 (b)           0
                                                     -------        -------    --------     -----------
    Total stockholders' equity                       228,554         29,793     (37,059)        221,288
                                                     -------        -------    ---------    -----------
                                                    $284,223        $34,993    $(24,270)    $   294,946
                                                     -------        -------    ---------    -----------
                                                     -------        -------    ---------    -----------

NETWORK SYSTEMS CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED) FOR THE YEAR ENDED DECEMBER 31, 1992
(In Thousands, Except Per Share Amounts)


                                                 Network
                                                 Systems       Bus-Tech,       Bytex
                                               Corporation       Inc.       Corporation     Adjustments    Pro Forma
                                               -----------     --------     -----------    ------------    ---------
Revenues:
  Product                                      $152,606       $  7,156       $ 32,945       $              $192,707
  Services                                       66,512                         7,315                        73,827
                                                -------         ------        -------        -------        -------
  Total revenues                                219,118          7,156         40,260              0        266,534

Cost of revenues:
  Product                                        59,368          1,968         15,849          2,908 (e)     80,093
  Services                                       43,361                         3,853                        47,214
                                                -------         ------        -------        -------        -------
   Total cost of revenues                       102,729          1,968         19,702          2,908        127,307
                                                -------         ------        -------        -------        -------
Gross profit                                    116,389          5,188         20,558         (2,908)       139,227

Operating expenses:
  Research and development                       24,997          1,404          7,348                        33,749
  Selling, general, and administrative           69,338          2,221         18,679            329 (f)     90,567
  Amortization of intangibles                     3,257                                        2,499 (g)      5,756
  Restructuring charge                           60,310                                                      60,310
                                                -------         ------        -------        -------        -------
   Total operating expenses                     157,902          3,625         26,027          2,828        190,382
                                                -------         ------        --------       -------        -------

Income (loss) from operations                   (41,513)         1,563         (5,469)        (5,736)       (51,155)
Interest income, net of interest and
 other expense                                    7,429             22            622         (1,206)(h)      5,028
                                                                                              (1,839)(i)
                                                -------         ------        -------        -------        -------
Income (loss) before income taxes               (34,084)         1,585         (4,847)        (8,781)       (46,127)
Income taxes                                      5,590             37         (2,018)        (1,688)(j)      1,222
                                                                                                (699)(k)
                                                -------         ------        -------        -------        -------
Net income (loss)                              $(39,674)      $  1,548       $ (2,829)      $ (6,394)      $(47,349)
                                                -------         ------        -------        -------        -------
                                                -------         ------        -------        -------        -------
Earnings per common and common
 equivalent share                                $(1.31)                                                   $  (1.56)
                                                -------                                                     -------
                                                -------                                                     -------
Common and common equivalent
 shares used in the calculation of
 earnings per share                              30,313                                                      30,313

NETWORK SYSTEMS CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED) (In Thousands, Except Per Share Amounts)


                                          Network
                                          Systems            Bus-Tech,             Bytex
                                        Corporation            Inc.             Corporation
                                    September 30, 1993     April 30,1993    September 30, 1993      Adjustments      Pro Forma
                                    ------------------     -------------    ------------------      -----------      ---------
Revenues:
  Product                                 $100,198            $  3,418            $ 22,822            $              $126,438
  Services                                  48,250                                   5,371                             53,621
                                           -------             -------             -------             -------        -------
    Total revenues                         148,448               3,418              28,193                   0        180,059

Cost of revenues:
  Product                                   43,329               1,057              13,372                 969 (e)     58,727
  Services                                  30,911                                   2,925                             33,836
                                           -------             -------             -------             -------        -------
    Total cost of revenues                  74,240               1,057              16,297                 969         92,563
                                           -------             -------             -------             -------        -------
Gross profit                                74,208               2,361              11,896                (969)        87,496

Operating expenses:
  Research and development                  19,374                 602               4,537                             24,513
  Selling, general, and administrative      49,150                 954              12,891                 110 (f)     63,105
  Amortization of intangibles                                                                            1,874 (g)      1,874
                                           -------             -------             -------             -------        -------
    Total operating expenses                68,524               1,556              17,428               1,984         89,492
                                           -------             -------             -------             -------        -------

Income (loss) from operations                5,684                 805              (5,532)             (2,953)        (1,996)
Interest income, net of interest and
  other expense                              5,840                   6                 215                (402)(h)      4,280
                                                                                                        (1,379)(i)
                                           -------             -------             -------             -------        -------
Income (loss) before income taxes           11,524                 811              (5,317)             (4,734)         2,284
Income taxes                                 4,240                  40                (879)               (563)(j)      2,314
                                                                                                          (524)(k)
                                           -------             -------             -------             -------        -------
Net income (loss)                         $  7,284            $    771         $    (4,438)           $ (3,647)      $    (30)
                                           -------             -------             -------             -------        -------
                                           -------             -------             -------             -------        -------
Earnings per common and common
  equivalent share                        $   0.24                                                                   $   0.00
                                           -------                                                                    -------
                                           -------                                                                    -------

Common and common equivalent
  shares used in the calculation of
  earnings per share                        30,208                                                                     30,208


                           NETWORK SYSTEMS CORPORATION

                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                        FINANCIAL STATEMENTS (UNAUDITED)

                                September 30, 1993


1.   BASIS OF PRESENTATION

     On September 27, 1993, Network Systems Corporation ("Network") commenced a cash tender offer for all the outstanding shares of Bytex Corporation ("Bytex") for $6.80 per share. On November 2, 1993, the date the tender offer expired, Network purchased approximately 96% of the then outstanding shares of Bytex pursuant to the tender offer. On November 16, 1993, Bytex was merged with Network's wholly-owned acquisition subsidiary. As a result of the merger, Bytex became a wholly-owned subsidiary of Network and all remaining outstanding shares of Bytex were cancelled and exchanged for the cash price of $6.80 per share. All funds necessary to purchase the Bytex shares and to pay the acquisition related costs will be provided by cash and cash equivalents of Network and Bytex.

     In another transaction, on May 26, 1993, Network completed the acquisition of Bus-Tech, Inc. ("BTI"). On April 29, 1993, Network had announced its intention to acquire privately held BTI in a cash-for-assets purchase valued at $24.5 million. All funds necessary to purchase BTI and pay acquisition related costs were provided by cash and cash equivalents of Network and BTI.

     Network's, Bytex's, and BTI's most recent fiscal year end was December 31, 1992. The accompanying pro forma condensed consolidated balance sheet reflects the pro forma condensed consolidated financial position of Network and Bytex at September 30, 1993. Network's September 30, 1993, condensed consolidated balance sheet already reflects the acquisition of BTI in May 1993. The accompanying pro forma condensed consolidated statements of operations reflects the pro forma consolidated results of operations of the companies for their most recent fiscal years and the pro forma nine-month period ended September 30, 1993. BTI's results of operations are separately reported through April 30, 1993, after which BTI's results of operations are a part of Network's results of operations. Because the BTI transaction was not considered a significant transaction, pro forma financial information was not previously reported.

     Certain amounts have been reclassified in order to conform the financial statements of Network and Bytex.

2. PRO FORMA ADJUSTMENTS

  (a) The pro forma financial statements assume a purchase price of $47,121,000. The pro forma financial statements assume the purchase price is funded as follows (in thousands of dollars):


          Utilization of cash and short-term investments and marketable           $ 41,598
          securities

          Accrual for untendered shares                                              2,413

          Accruals for acquisition costs and other currently payable
          equity transactions                                                        1,694

          Cash from the exercise of Bytex stock options and
          Employee Stock Purchase Plan options                                       1,416
                                                                                   -------
                                                                                  $ 47,121
                                                                                   -------
                                                                                   -------


     (b)  To eliminate Bytex's historical equity.

     (c)  To eliminate Bytex's historical accumulated depreciation.

     (d) Non-recurring acquisition, restructuring, and acquired research and development costs and related tax effect are reflected in the balance sheet only. The $14,002,000 includes a write-off of $7,060,000 of fair value allocated to research and development costs relating to unfinished product development in connection with the valuation of the Bytex acquistion.

          The remaining $6,942,000 of charges are associated with moving the Bytex operation from Boston to Minneapolis and completing the move of the remaining Vitalink operations from Fremont to Minneapolis which was part of a restructuring plan that was finalized and approved by Network System's Board of Directors in December 1994.

          The primary components of the $6,942,000 restructuring charge discussed above include $2,127,000 of costs associated with severance and relocation of employees; $1,927,000 for the write-off of non-productive or abandoned fixed assets, leasehold improvements, and inventory; $1,490,000 of accrual of costs relating to the complete abandonment of the Vitalink facility which is to be completed in 1994; and $550,000 of costs associated with modifying current automated accounting and service support systems to accomodate Vitalink and Bytex requirements.

     (e) Amortization of technology intangibles acquired in the BTI acquisition over their 7-year lives.

     (f) Amortization of covenants not to compete in connection with the BTI acquisition over their 3-year lives.

     (g) Amortization of intangibles in connection with the Bytex acquisition over their 7-year lives.

     (h) Reduction of interest income as a result of utilizing the companies' cash and short-term investments and marketable securities to fund the BTI acquisition.

     (i) Reduction of interest income as a result of utilizing the companies' cash and short-term investments and marketable securities to fund the Bytex acquisition.

     (j) Income tax effect of pro forma adjustments related to the acquisition of BTI calculated at a combined net federal and state rate of 38%.

     (k) Income tax effect of pro forma adjustments related to the acquisition of Bytex, after nondeductible permanent differences related to amortization of certain intangibles, calculated at a combined federal and state rate of 38%.